UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2013 (December 16, 2013)

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-173105	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2013, Affinion Group, Inc. (“Affinion”) issued a press release announcing the resignation of Mark Gibbens as the Executive Vice President and Chief Financial Officer of Affinion and Affinion Group Holdings, Inc. (“Holdings” and, together with Affinion, the “Company”), effective December 27, 2013. Effective January 20, 2014, the Company has appointed Gregory Miller to succeed Mr. Gibbens as the Company’s Executive Vice President and Chief Financial Officer.

Mr. Miller, 43, currently serves as Senior Vice President Financial Planning and Divisional Operations at the Madison Square Garden Company. Mr. Miller has more than 11 years of previous experience with the Company, most recently as the Chief Financial Officer for Affinion North America. Mr. Miller joined the Company in 1999 and through 2011 he participated in increasing levels of responsibilities across a wide spectrum of financial functions, including accounting, reporting, capital planning and related financing activities, mergers and acquisitions, sales decision support and financial planning and analysis.

In connection with Mr. Miller’s appointment as Executive Vice President and Chief Financial Officer, the Company entered into an employment agreement with Mr. Miller dated as of December 16, 2013 (the “Miller Employment Agreement”). After an initial one-year term, the Miller Employment Agreement is subject to automatic renewal unless either Mr. Miller or the Company provides at least ninety days’ prior written notice. Under the Miller Employment Agreement, Mr. Miller will receive an annual base salary of $400,000 and be eligible to receive an annual target bonus of 100% of his base salary, provided that performance objectives determined each year by the Company are met. In addition, Mr. Miller will receive (i) a signing bonus of $100,000 upon completion of ninety days of employment, provided that in the event that Mr. Miller’s employment is terminated for cause or if he resigns for other than good reason within eighteen months following the date he commences employment, Mr. Miller will promptly repay the full amount of the signing bonus to the Company; (ii) an annual car allowance equal to $17,430 and (iii) subject to approval by the Compensation Committee of the Boards, a grant of restricted stock units (“RSUs”) to be made by Holdings with a fair market value of $595,000 at the time of the grant. If the Company terminates Mr. Miller’s employment without cause, or if Mr. Miller terminates his employment for good reason, the Company will pay Mr. Miller, on a monthly basis over a twenty-four month period, the sum of 100% of his annual base salary and his target bonus. Under the Miller Employment Agreement, Mr. Miller is subject to a three-year post-termination non-solicitation covenant and a three-year post-termination non-competition covenant.

Subject to approval by the Compensation Committee of the Boards, the RSUs will have the following terms. One-half of the RSUs to be granted to Mr. Miller will be scheduled to vest on the first anniversary of the date of the grant, and the remaining one-half of the RSUs will be scheduled to vest on the second anniversary of the grant date (each, a “Vesting Date”), subject to Mr. Miller’s continuing employment through such date. Mr. Miller will be entitled to one share of Holdings’ common stock for each vested RSU. Mr. Miller may make an election to receive cash in lieu of the common stock of Holdings otherwise deliverable in respect of an applicable Vesting Date. Upon termination of employment with cause by the Company or by Mr. Miller for any reason other than good reason, Mr. Miller will forfeit his entire unvested portion of RSUs; provided, however, that in the event such termination occurs after the second anniversary of the grant date and prior to the third anniversary of the grant date, Mr. Miller shall promptly repay $198,500 to the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On December 16, 2013, Anton Levy notified Affinion and Holdings of his resignation from both Affinion’s board of directors (the “Affinion Board”) and Holdings’ board of directors (the “Holdings Board” and, together with the Affinion Board, the “Boards”), effective December 17, 2013. Mr. Levy did not resign as the result of any disagreement with Affinion or Holdings.

On December 17, 2013, Affinion and Holdings appointed Zachary Kaplan to serve as a member of the Boards to fill the vacancy created by the resignation of Mr. Levy. Mr. Kaplan was nominated by certain investment partnerships sponsored by General Atlantic LLC, pursuant to the Stockholder Agreement, dated as of January 14, 2011, as amended, by and among Holdings and the holders party thereto. In addition, David Topper, a current member of the Boards, was appointed to serve as a member of the Compensation Committee of the Boards to fill the vacancy created by the resignation of Mr. Levy.

Pursuant to Affinion’s and Holdings’ policies, as a non-employee director, Mr. Kaplan is entitled to receive the standard non-employee director compensation described in Affinion’s Holdings’ Annual Reports on Form 10-K for the year ended December 31, 2012.

On December 16, 2013, Affinion appointed Skip Victor to serve as a member of the Affinion Board. As previously announced, Mr. Victor was appointed to serve as a member of the Holdings Board. Mr. Victor was nominated and elected to serve as a member of the Holdings Board by the holders of Series A Warrants to purchase shares of Holdings’ Class B Common Stock (together with the holders of any shares of Holdings’ Class B Common Stock issued upon the exercise thereof), pursuant to Holdings’ Third Amended and Restated Certificate of Incorporation. Pursuant to the Warrantholder Rights Agreement, dated as of December 12, 2013, between Affinion Group Holdings, Inc. (“Holdings”), certain investment funds affiliated with Apollo Global Management LLC, certain investment funds affiliated with General Atlantic LLC, and the warrantholders party thereto, Holdings agreed that the Affinion Board will be comprised of the same persons serving on the Holdings Board.

Pursuant to Affinion’s policies, as a non-employee director, Mr. Victor is entitled to receive the standard non-employee director compensation described in Affinion’s Annual Report on Form 10-K for the year ended December 31, 2012.

On December 19, 2013, the Compensation Committee of the Boards modified the salary payable to Nathaniel J. Lipman, Executive Chairman, to $250,000, effective January 1, 2014.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

99.1	Press Release of Affinion Group, Inc. issued December 19, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: December 19, 2013	By:	/s/ Todd H. Siegel
	Name:	Todd H. Siegel
	Title:	Chief Executive Officer

AFFINION GROUP, INC.

Date: December 19, 2013	By:	/s/ Todd H. Siegel
	Name:	Todd H. Siegel
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Affinion Group, Inc. issued December 19, 2013.

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